Exhibit 99.2

October 2019

Dear Stockholder,

On October 22, 2019, CWI 1 and CWI 2 announced that the two companies have entered into a definitive merger agreement under which the two companies will merge in an all-stock transaction to create Watermark Lodging Trust (WLT), a $4.6 billion, internally-managed real estate investment trust (REIT) with increased scale and operating efficiencies, positioning it for long-term value creation and liquidity in the coming years. Following the merger, the combined company will complete a management internalization transaction with its advisor and subadvisor, as a result of which the combined company will become self-managed. We are pleased to be presenting a transaction that has meaningful benefits for both CWI 1 and CWI 2 stockholders. Through this strategic transaction, we will combine two highly complementary portfolios to create a premier lodging REIT consisting of 33 high-quality lodging assets in attractive markets with significant barriers to entry and favorable growth prospects.

In the transaction, subject to the terms and conditions of the merger agreement:

•                  CWI 1 stockholders will receive 0.9106 shares of CWI 2 Class A common stock for each share of CWI 1 common stock owned. The exchange ratio was determined based on the independently appraised estimated net asset values per share (NAVs) as of December 31, 2018.

•                  CWI 2 will be the surviving entity and will be renamed Watermark Lodging Trust.

•                  Following the merger, WLT will continue to be led by myself and Mallika Sinha, CFO of CWI 1 and CWI 2.

We believe the transaction is an important step towards a liquidity event, including a potential public listing or IPO. Internalizing management ensures continuity of our experienced management team and is expected to be accretive to cash flow, earnings, distribution coverage and credit metrics—resulting in significant annual savings to the combined company and better positioning WLT among public lodging REITs. Further, we intend to create long-term value for our investors by generating cost and operational synergies and optimizing the portfolio and balance sheet, in anticipation of a liquidity event.

The transaction has been approved by the Boards of Directors of CWI 1 and CWI 2 upon the unanimous recommendation and approval of Special Committees consisting of CWI 1’s independent directors and CWI 2’s independent directors, respectively. A joint proxy statement/prospectus, which will be filed on Form S-4 with the Securities and Exchange Commission (SEC), will describe the proposed transaction. The closing of the proposed transaction is subject to the satisfaction of various customary closing conditions, including the approval of stockholders of both companies, and cannot be assured. We currently expect that the closing of the transaction will occur during the first quarter of 2020, although there can be no assurance of such timing. Stockholders seeking additional information should read the Form 8-K and Investor Presentation filed with the Securities and Exchange Commission on October 22, 2019, which can be found at www.careywatermark.com, www.careywatermark2.com or www.sec.gov.

In light of the proposed merger, CWI 1 and CWI 2 have both suspended their Distribution Reinvestment Plans and share redemption programs, with the exception of Special Circumstance Redemptions (as defined for purposes of the share redemption plan) until further notice.

We are truly excited about the prospects of the combined company and look forward to communicating with you as we make further progress. For more information, please contact W. P. Carey’s Investor Relations Department at 1-800-WP CAREY (972-2739) or IR@wpcarey.com.

With best regards,

/s/ Michael Medzigian
Michael Medzigian
Chief Executive Officer

About Carey Watermark Investors Incorporated 2 and Carey Watermark Investors Incorporated

CWI 2 and CWI are publicly registered REITs that were formed to make investments primarily in the lodging and lodging-related sectors and in recent years have been among the largest and most active investors in the lodging industry. Affiliates of WPC and Watermark Capital advise CWI 2 and CWI and manage their overall portfolios.

www.careywatermark.com

www.careywatermark2.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CWI 2 or CWI and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. The forward-looking statements include but are not limited to statements regarding: projections as to the anticipated benefits of the proposed transaction; the ability to close the proposed transaction; the strategic rationale and transaction benefits; the combined company’s corporate strategy and capital structure; the ability to execute future liquidity transactions including a potential public listing or IPO; and estimated or future economic performance and results, including the amount and timing of any future cost savings, synergies, dividends, profitability, distribution coverage, reduction of indebtedness, asset sales and estimated future growth.

The statements are based on the current expectations, estimates, assumptions and projections of CWI 2’s and CWI’s management. It is important to note that actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on CWI 2’s or CWI’s business, financial condition, liquidity, results of operations, MFFO, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in these forward-looking statements is included in CWI 2’s and CWI’s filings with the SEC from time to time, including but not limited to those described in Item 1A. Risk Factors in CWI 2’s and CWI’s respective Annual Report on Form 10-K for the year ended December 31, 2018, each as filed with the SEC on March 15, 2019. Moreover, because CWI 2 and CWI operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this presentation, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, CWI 2 and CWI do not undertake to revise or update any forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and there shall not be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the federal securities laws. CWI 2 and CWI intend to file with the SEC a Registration Statement on Form S-4 and mail the Joint Proxy Statement/Prospectus and other relevant documents to their security holders in connection with the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY CWI 2 AND

CWI IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CWI 2, CWI AND THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Investors and security holders will be able to obtain these materials and other documents, if and when filed with the SEC, free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge at CWI 2’s website (http://www.careywatermark2.com) or CWI’s website (http://www.careywatermark.com).

Participants in the Proxy Solicitation

CWI 2 and CWI, Advisor, CWA, CWA 2, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CWI and/or the stockholders of CWI 2 in connection with the Merger.  Information regarding CWI 2’s directors and executive officers is available in its proxy statement filed with the SEC by CWI 2 on April 22, 2019, in connection with its 2019 annual meeting of stockholders, and information regarding CWI’s directors and executive officers is available in its proxy statement filed with the SEC by CWI on April 22, 2019, in connection with its 2019 annual meeting of stockholders. Other information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available.